                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report  (Date of earliest event reported):  November 16, 1998

                           BRITE VOICE SYSTEMS, INC.
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   (Exact name of Registrant as specified in its Articles of Incorporation)

     Kansas                          0-17920                48-0986248
----------------------------    -----------------           -----------------
(State or other jurisdiction    (Commission File            (I.R.S. Employer
of incorporation)                    Number)                Identification No.)


250 International Parkway, Suite 300, Heathrow, Florida       32746
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(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:   (407) 357-1000

                          Not Applicable
                 --------------------------------
                 (Former name, or former address,
                  if changed since last report)

ITEM 5.   OTHER EVENTS

     On November 16, 1998, Brite Voice Systems, Inc. (the "Company") announced the resignation of David S. Gergacz as Chairman of the Board of Directors, President and Chief Executive Officer. The Company also announced that Stanley G. Brannan, founder of the Company and a member of the Board of Directors, will replace Mr. Gergacz on an interim basis, and that it will commence a search for a new Chief Executive Officer immediately. On November 16, 1998, the Company issued a press release concerning Mr. Gergacz's resignation, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press release of the Company dated November 16, 1998, relating to the resignation of David S. Gergacz and the appointment of Stanley
          G. Brannan as interim President and Chief Executive Officer.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   BRITE VOICE SYSTEMS, INC.


                                   By:  /s/ Glenn A. Etherington
                                        ----------------------------
                                        Glenn A. Etherington
                                        Chief Financial Officer


Dated:   November 16, 1998



                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

          99.1 Press release of the Company dated November 16, 1998, relating to the resignation of David S. Gergacz and the appointment of Stanley G. Brannan as interim President and Chief Executive Officer.